Exhibit 10.2

IMPORTANT NOTICE

THIS INSTRUMENT CONTAINS A CONFESSION OF JUDGMENT PROVISION WHICH CONSTITUTES A WAIVER OF IMPORTANT RIGHTS YOU MAY HAVE AS A DEBTOR AND ALLOWS THE CREDITOR TO OBTAIN A JUDGMENT AGAINST YOU WITHOUT ANY FURTHER NOTICE.

FIFTH AMENDMENT
TO REVOLVING NOTE

THIS FIFTH AMENDMENT TO REVOLVING NOTE (this “Fifth Amendment”) is made as of March 1, 2010, by and among EF JOHNSON TECHNOLOGIES, INC. (formerly known as EFJ, Inc.), a Delaware corporation, E.F. JOHNSON COMPANY, a Minnesota corporation (successor-by-merger to Transcrypt International, Inc.), and 3e TECHNOLOGIES INTERNATIONAL, INC., a Maryland corporation (collectively, jointly and severally, the “Borrower”) and BANK OF AMERICA, N.A., a national banking association (the “Lender”).

RECITALS

A.                                   The Borrower is obligated to the Lender with respect to a revolving line of credit loan (the “Revolving Loan”) evidenced by that certain Revolving Note dated as of November 15, 2002, as amended by that certain First Amendment to Revolving Note dated as of September 13, 2004, and as further amended by that certain Second Amendment to Revolving Note dated as of July 11, 2006, and as further amended by that certain Third Amendment to Revolving Note dated as of March 10, 2008, and as further amended by that certain Fourth Amendment to Revolving Note dated as of March 16, 2009, made by the Borrower payable to the Lender in the maximum principal amount of Ten Million and 00/100 Dollars ($10,000,000.00) (as amended and in effect, the “Revolving Note”).

B.                                     The Revolving Note evidences the Borrower’s obligations to repay advances of principal made by the Lender under a Revolving Line of Credit Loan Agreement and Security Agreement, dated as of November 15, 2002, as amended by that certain First Amendment to Revolving Line of Credit Loan Agreement and Security Agreement dated as of September 13, 2004, and as further amended by that certain Second Amendment to Revolving Line of Credit Loan Agreement and Security Agreement dated as of July 11, 2006, and as further amended by that certain Third Amendment to Revolving Line of Credit Loan Agreement, Term Loan Agreement and Security Agreement dated as of March 6, 2007, and as further modified by that certain Fourth Amendment to Revolving Line of Credit Loan Agreement, Term Loan Agreement and Security Agreement dated as of March 10, 2008, and as further modified by that certain Fifth Amendment to Revolving Line of Credit Loan Agreement, Term Loan Agreement and Security Agreement dated as of March 16, 2009 (as amended and in effect, the “Loan Agreement”). The Revolving Note is governed, in part, by certain provisions of the Loan Agreement.

C.                                     Contemporaneously with the execution and delivery of this Fifth Amendment, the Borrower and the Lender are entering into that certain Sixth Amendment to Revolving Line of Credit Loan Agreement, Term Loan Agreement and Security Agreement dated as of March 1, 2010 (the “Loan Agreement Amendment”). The Loan Agreement Amendment, among other things, further amends the Loan Agreement (1) to provide for the waiver of certain financial covenant defaults for one or more of the fiscal quarters of the Borrower ending (i) March 31, 2009, (ii) June 30, 2009, (iii) October 31, 2009, and/or (iv) December 31, 2009, (2) to provide for the waiver of certain financial covenants for the fiscal quarter of the Borrower ending March 31, 2010, (3) to reduce the maximum principal amount of the Revolving Loan to be extended by the Lender to the Borrower from Ten Million and 00/100 Dollars ($10,000,000.00) to Three Million Seven Hundred Fifty Thousand and 00/100 Dollars ($3,750,000.00), and (4) for certain other purposes.

D.                                    In connection therewith, the Borrower and the Lender desire to, among other things, amend the Revolving Note (1) to reduce the maximum principal amount of the Revolving Loan to be extended by the Lender to the Borrower from Ten Million and 00/100 Dollars ($10,000,000.00) to Three Million Seven Hundred Fifty Thousand and 00/100 Dollars ($3,750,000.00), (2) to revise the interest rate in effect under the Revolving Note, and (3) for certain other purposes.

AGREEMENTS

NOW, THEREFORE, in consideration of the mutual agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower and the Lender hereby agree as follows:

1.                                       Capitalized Terms. Capitalized terms used in this Fifth Amendment but not defined herein have the meanings ascribed to them in the Revolving Note.

2.                                       Ratification of Revolving Note; Further Assurances. The Borrower hereby ratifies, confirms, and reaffirms all and singular the terms and conditions of the Revolving Note. The Borrower further acknowledges and agrees that (a) except as specifically amended in this Fifth Amendment, all terms and conditions of the Revolving Note shall remain in full force and effect and (b) the Borrower has no offsets or defenses to its obligations under the Revolving Note. The Borrower shall from and after the date of the execution of this Fifth Amendment, execute and deliver to the Lender whatever additional documents, instruments, and agreements that the Lender may require to give effect to the terms and conditions of this Fifth Amendment.

3.                                       Amendments to Revolving Note.  Effective as of the date of the execution of this Fifth Amendment, the Revolving Note is hereby amended as follows:

3.1                                 Amendment of Definition of Borrower. The definition of “Borrower” as set forth in the Revolving Note is hereby amended to mean EF Johnson Technologies, Inc. (formerly known as EFJ, Inc.), a Delaware corporation, E.F. Johnson Company, a Minnesota corporation

(successor-by-merger to Transcrypt International, Inc.), and 3e Technologies International, Inc., a Maryland corporation, jointly and severally.

3.2                                 Amendment of Definition of Principal Sum. The definition of “Principal Sum” as set forth in the Revolving Note is hereby decreased to, and amended to mean, Three Million Seven Hundred Fifty Thousand and 00/100 Dollars ($3,750,000.00). To the extent that the principal balance owing under the Revolving Note as of the date of this Fifth Amendment exceeds Three Million Seven Hundred Fifty Thousand and 00/100 Dollars ($3,750,000.00) (the “Excess Principal Balance”), the Borrower shall, contemporaneously with the execution and delivery of this Fifth Amendment, deliver payment to the Lender, in good and collected funds, in a sum equal to or exceeding the Excess Principal Balance, to be applied towards the principal balance owing under the Revolving Note.

3.3                                 Amendment to Interest Section. Section 1 of the Revolving Note entitled “Interest” is hereby deleted in its entirety and the following inserted in its place:

“1.                                 Interest. Interest on the principal balance outstanding from time to time shall accrue at a fluctuating annual rate equal to the LIBOR-Based Rate (as hereinafter defined).

“LIBOR-Based Rate” means the interest rate equal to the LIBOR Rate (as hereinafter defined) in effect from time to time plus five hundred (500) basis points.

“LIBOR Rate” means the interest rate determined by the following formula, rounded upward to the nearest 1/100 of one percent (provided, however, that at no time after May 31, 2010 shall the LIBOR Rate be less than two hundred (200) basis points):

LIBOR Rate	=	London Inter-Bank Offered Rate
(1.00 - Reserve Percentage)

“London Inter-Bank Offered Rate” means the average per annum interest rate at which U.S. dollar deposits would be offered for an “Interest Period” of one (1) month by major banks in the London inter-bank market, as shown on the Telerate Page 3750 (or any successor page) at approximately 11:00 a.m. London time two (2) London Banking Days before the commencement of the Interest Period. If such rate does not appear on the Telerate Page 3750 (or any successor page), the rate for that Interest Period will be determined by such alternate method as reasonably selected by the Lender. A “London Banking Day” is a day on which the Lender’s London Banking Center is open for business and dealing in offshore dollars. “Reserve Percentage” means the total of the maximum reserve percentages for determining the reserves to be maintained by member banks of the Federal Reserve System for Eurocurrency Liabilities, as defined in Federal Reserve Board Regulation D, rounded upward to the nearest 1/100 of one percent. The percentage will be expressed as a decimal, and will include, but not be limited to, marginal, emergency, supplemental, special, and other reserve percentages. The first day of the Interest Period must be a day other than a Saturday, or a Sunday on which the Lender is open for business in New York and London and dealing in offshore dollars. The last day of the Interest Period and the actual number of days during the Interest Period will be determined by the Lender using the practices of the London inter-bank market. Absent manifest error, the Lender’s certificate to the Borrower stating the LIBOR Rate for each Interest Period shall be conclusive.

The rate at which interest shall accrue under this Note may change immediately upon any change at the commencement of each Interest Period (if the London Inter-Bank Offered Rate has changed).

If the LIBOR Rate is discontinued or unavailable, interest on the outstanding principal balance shall accrue at the Prime Rate (as hereafter defined) plus (a) at any time prior to May 31, 2010, Two percent (2.0%), and (b) from and after May 31, 2010, Three and Three Quarters of One Percent (3.75%). The “Prime Rate” means the fluctuating rate announced by the Lender from time to time, in the Lender’s sole discretion, as the Lender’s Prime Rate. Changes in the Prime Rate will be effective, without prior notice, as of the date any change is announced. The Prime Rate is a reference rate only; it is not necessarily the most favorable rate of interest that the Lender charges to any borrower or class of borrowers.

All interest payable under the terms of this Note shall be calculated by applying a daily interest rate, determined by multiplying the outstanding principal balance by the applicable annual interest rate and dividing the resulting product by three hundred sixty (360), to the actual number of days principal is outstanding.”

4.                                       Confession of judgment. The Borrower hereby appoints or reappoints (as the case may be) Joseph P. Corish and Jennifer A. Brust, and each of them, as the Borrower’s true and lawful attorneys-in-fact, for the Borrower, in the Borrower’s name, place and stead, to confess judgment against the Borrower, following the occurrence of an Event of Default, in the office of the Clerk of the Circuit Court of Montgomery County, Maryland, for the outstanding principal balance owing under the Revolving Note, as amended hereby, together with interest, late payment charges, court costs, and attorneys’ fees of fifteen percent (15.0%) of the then outstanding principal balance, hereby ratifying and confirming the acts of said attorneys-in-fact as if done by the Borrower. Notwithstanding the amount confessed for attorneys’ fees, the Lender agrees that enforcement of the judgment for such attorneys’ fees so confessed shall not exceed the amount of fees and expenses actually charged by counsel for the Lender for services rendered by counsel in connection with the confession of such judgment and the collection of the sums owing by the Borrower to the Lender. The Borrower consents to immediate execution of any such confessed judgment and waives the benefit of any exemption laws. Any provisions set forth hereafter regarding arbitration of disputes between the Borrower and the Lender shall not be deemed to limit the Lender’s right to have the attorneys-in-fact named in this paragraph confess judgment against the Borrower in favor of the Lender following the occurrence of an Event of Default.

5.                                       Arbitration; Waiver of Jury Trial. The Provisions of the Loan Agreement specifying that certain disputes between the Borrower and the Lender shall be resolved by binding arbitration and that the Borrower and the Lender waive any present or future right that they may have to a trial by jury are incorporated by reference into the Revolving Note and shall have the same force and effect as if fully set forth in the Revolving Note.

6.                                       Lender consent. The Lender has executed this Fifth Amendment for the sole purpose of evidencing its consent hereto, and not for the purpose of becoming liable on the Revolving Note as a co-maker, endorser, or guarantor.

7.                                       No Oral Agreements. This Fifth Amendment constitutes the entire agreement of the parties concerning the subject matter hereof and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no unwritten or oral agreements between the parties.

8.                                       Illegality or Unenforceability. Any determination that any provision or application of this Fifth Amendment is invalid, illegal, or unenforceable in any respect, or in any instance, shall not affect the validity, legality, or enforceability of any such provision in any other instance, or the validity, legality, or enforceability of any other provision of this Fifth Amendment.

9.                                       Counterparts. This Fifth Amendment may be executed in multiple identical counterparts, each of which when duly executed shall be deemed an original, and all of which shall be construed together as one agreement. This Fifth Amendment will not be binding on or constitute evidence of a contract between the parties hereto until such time as a counterpart has been executed by such party and a copy thereof is delivered to each other party to this Fifth Amendment.

(Signatures and Notary Acknowledgments on following pages)

IN WITNESS WHEREOF, the undersigned have duly executed this Fifth Amendment to Revolving Note as of the day and year first hereinabove set forth, the Lender having signed for the sole purpose of evidencing its consent to the amendments herein contained and not for the purpose of becoming liable on the Revolving Note as a co-maker, endorser, or guarantor.

EF JOHNSON TECHNOLOGIES, INC., a Delaware corporation (formerly known as EFJ, INC.)

	By:	/s/ Jana Ahlfinger Bell	(SEAL)
Name: Jana Ahlfinger Bell
Title: Executive Vice President and Chief Financial Officer

State of Texas	)
County of Dallas	) To Wit:

Acknowledged before me by Jana Ahlfinger Bell as Executive Vice President and Chief Financial Officer of EF Johnson Technologies, Inc. (formerly known as EFJ, Inc.), a Delaware corporation, this 2nd of March, 2010.

/s/ Amy M. Fritts
Notary Public

My commission expires: 11-7-2013
My registration number: 12548867-6

E.F. JOHNSON COMPANY, a Minnesota corporation

	By:	/s/ Jana Ahlfinger Bell	(SEAL)
Name: Jana Ahlfinger Bell
Title: Chief Financial Officer

State of Texas	)
County of Dallas	) To Wit:

Acknowledged before me by Jana Ahlfinger Bell as Chief Financial Officer of E.F. Johnson Company, a Minnesota corporation, this 2nd of March, 2010.

/s/ Amy M. Fritts
Notary Public

My commission expires: 11-7-2013
My registration number: 12548867-6

3e TECHNOLOGIES INTERNATIONAL, INC., a Maryland corporation

	By:	/s/ Jana Ahlfinger Bell	(SEAL)
Name: Jana Ahlfinger Bell
Title: Chief Financial Officer

State of Texas	)
County of Dallas	) To Wit:

Acknowledged before me by Jana Ahlfinger Bell as Chief Financial Officer of 3e Technologies International, Inc., a Maryland corporation, this 2nd of March, 2010.

/s/ Amy M. Fritts
Notary Public

My commission expires: 11-7-2013
My registration number: 12548867-6

BANK OF AMERICA, N.A., a national banking association

	By:	/s/ Fred P. Lucy, II	(SEAL)
Name: Fred P. Lucy, II
Title: Senior Vice President

State of Rhode Island	)
County of Providence	) To Wit:

Acknowledged before me by Fred P. Lucy, II as Sr. Vice President of Bank of America, N.A., this 1st day of March, 2010.

/s/ Jane A. Martin
Notary Public

My commission expires: 2/12/14
My registration number: 42760